EXHIBIT 10.1

_____________________________________________ CONFIDENTIAL TREATMENT REQUESTED___________________________________________

CERTAIN PORTIONS INDICATED BY [*****] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED NON-PUBLIC PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 5

This AMENDMENT NO. 5 (“AMENDMENT”) to DEVELOPMENT AGREEMENT effective as of, as amended by AMENDMENT NO. 1 effective as of September 6, 2001, AMENDMENT NO. 2 effective as of November 30, 2003, AMENDMENT NO. 3 effective as of July 28, 2004 and AMENDMENT NO. 4 effective as of March 26, 2004, made by and between Canon Inc., a Japanese corporation having its principal place of business at 30-2, Shimomaruko 3-chome, Ohta-ku, Tokyo 146-8501, Japan (“CANON”) and Zygo Corporation, a Delaware corporation having its principal place of business at 21 Laurel Brook Road, Middlefield, Connecticut 06455-0448, U.S.A. (“ZYGO”), each sometimes referred to hereinafter as a “PARTY” and jointly as the “PARTIES” to this AMENDMENT,

WITNESSETH:

WHEREAS, CANON and ZYGO entered into the DEVELOPMENT AGREEMENT, as subsequently amended by AMENDMENT NO. 1, AMENDMENT NO. 2, AMENDMENT NO. 3 and AMENDMENT NO. 4 thereto (the “ORIGINAL AGREEMENT”) under which CANON and ZYGO have been developing a certain interferometer and figure measurement machines; and

WHEREAS, the PARTIES have agreed to proceed with another PROJECT (as defined in the ORIGINAL AGREEMENT) under the terms and conditions thereof;

NOW, THEREFORE, the PARTIES hereby agree as follows:

1.     EXHIBIT A-3 attached hereto shall be added to EXHIBIT A of the ORIGINAL AGREEMENT and become part thereof.

2.     Except as expressly provided herein, all of the terms and conditions of the ORIGINAL AGREEMENT shall continue in effect.

3.     This AMENDMENT shall become effective as of November 28, 2003, irrespective of the date signed below.

IN WITNESS WHEREOF, the PARTIES have caused this AMENDMENT to be executed in duplicate originals by their duly authorized representatives as of the date last signed below.

CANON INC.	ZYGO CORPORATION
BY: /s/ Hironori Yamamoto Hironori Yamamoto	BY: /s/ Bruce Robinson Bruce Robinson
Group Executive, Managing Director Core Technology
TITLE: Development Headquarters	TITLE: President
DATE: February 23, 2005	DATE: February 26, 2005

EXHIBIT A-3

PROJECT 3. (Additional development for M#1)

1.  TARGET PRODUCT

The following components and tools for the TARGET PRODUCT specified in EXHIBIT A-1 (the figure measurement machine identified as “Machine 1”) of which fundamental specifications and requirements are separately agreed upon by the PARTIES; and which fully meet the FINAL SPECIFICATIONS

(1) [*****] lens and [*****] lens
(2) [*****] lens and [*****] lens
(3) [*****] lens and [*****] lens
(4) [*****] Tools-N1
(5) [*****] Tools-N2
(6) [*****] Tools-N3
(The M1 [*****] Tool-[*****] is a mechanism used during calibration of the reference surface in the M#1 figure measurement machine [*****].)
(7) [*****]#1
(8) [*****]#2
(9) [*****]#3
([*****].)
(10) MFI1.5
(MFI1.5 is an interferometry unit to be used as part of the M#1 figure measurement machine. The MFI1.5 is a [*****].)

2.  Scope of the PROJECT

Design, development (“development” includes manufacturing one (1) unit of each of the TARGET PRODUCT that materialize the result thereof) of the TARGET PRODUCT, including associated tools and accessories (such as software, tools, and electronics) and installment of each such one (1) unit of the TARGET PRODUCT (including associated tools and accessories) at CANON’s premise.

(Works to be performed by CANON)

(1)	Delivery of the DRAFT SPECIFICATIONS to be determined by CANON

(2)	(For [*****] lenses and [*****] lenses)	Mechanical design and manufacturing
	(For [*****] Tools)	Manufacture of optical units thereof

(3)	Acceptance test of TARGET PRODUCT as installed at CANON’s facility

        (Works to be performed by ZYGO)

(1)	Creation and delivery of the proposed FINAL SPECIFICATIONS of the TARGET PRODUCT
(2)	(For [*****] lenses and [*****] lenses)	Optical design
	(For [*****] Tools)	Design, manufacturing of mechanical unit and assembling the mechanical unit and the optical unit
	(For [*****])	Design and manufacturing
	(For MFI1.5)	Design and manufacturing (by incorporating [*****] lens and [*****] lens therefore manufactured by CANON)

(3)	Creation of documentation for testing, use and maintenance of the TARGET PRODUCT

Details of the PROJECT other than those specified herein shall be separately agreed upon by the PARTIES.

3. DELIVERABLES

         (From CANON to ZYGO)

(1)	DRAFT SPECIFICATIONS
(2)	Optical units of [*****] Tools

         (From ZYGO to CANON)

(1)	Proposed FINAL SPECIFICATIONS
(2)	One (1) unit of respective TARGET PRODUCT
(3)	Reports of evaluation (including the final inspection report) by ZYGO of each TARGET PRODUCT
(4)	Documentation for testing, use and maintenance

        Details of the DELIVERABLES other than those specified herein shall be separately agreed upon by the PARTIES.

4. Development Schedule

(1)	[*****] lens and [*****] lens	(Delivered as of the execution date)
(2)	[*****] lens and [*****] lens	(Delivered as of the execution date)
(3)	[*****] lens and [*****] lens	(Delivered as of the execution date)
(4)	[*****] Tools-N1	(To be delivered by February 28, 2005)
(5)	[*****] Tools-N2	(To be delivered by March 28, 2005)
(6)	[*****] Tools-N3	(To be delivered by April 28, 2005)
(7)	[*****]#1	(Delivered as of the execution date)
(8)	[*****]#2	(To be delivered by April 4, 2005)
(9)	[*****]#3	(To be delivered by May 2, 2005)
(10)	M#1.5	(To be delivered by May 15, 2005)

        Completion of the PROJECT (Target Date)            May 15, 2005

5.  Development Fee

In full and complete consideration for this PROJECT performed by ZYGO hereunder, including without limitation, the costs of the DELIVERABLES of ZYGO, CANON agrees to pay to ZYGO Two Million Three Hundred Twelve Thousand Eight Hundred Forty-Eight US Dollars (US$2,312,848) in accordance with the following payment schedule subject to issuance of invoice therefor by ZYGO prior to each payment due date:

(1)	One Hundred Ten Thousand Thirty-Two US Dollars (US$110,032) within sixty (60) days of CANON's receipt of a fully executed original of the AMENDMENT;
(2)	Forty-Three Thousand Fifty-Six US Dollars (US$43,056) within sixty (60) days of CANON's receipt of a fully executed original of the AMENDMENT;
(3)	Seventy-One Thousand Seven Hundred Sixty US Dollars (US$71,760) within sixty (60) days of CANON's receipt of a fully executed original of the AMENDMENT;
(4)	Sixty-Three Thousand US Dollars (US$63,000) within sixty (60) days of CANON's receipt of both Nshear Tools-N1 of the TARGET PRODUCT and the final inspection report thereof by ZYGO;
(5)	Fifty-Five Thousand US Dollars (US$55,000) within sixty (60) days of CANON's receipt of both Nshear Tools-N2 of the TARGET PRODUCT and the final inspection report thereof by ZYGO;
(6)	Fifty-five Thousand US Dollars (US$55,000) within sixty (60) days of CANON's receipt of both Nshear Tools-N3 of the TARGET PRODUCT and the final inspection report thereof by ZYGO;
(7)	One Hundred and Five Thousand US Dollars (US$105,000) within sixty (60) days of CANON's receipt of a fully executed original of the AMENDMENT;
(8)	Two Hundred and Five Thousand US Dollars (US$205,000) within sixty (60) days of CANON's receipt of both TSM#2 of the TARGET PRODUCT and the final inspection report thereof by ZYGO;
(9)	Two Hundred and Five Thousand US Dollars (US$205,000) within sixty (60) days of CANON's receipt of both TSM#3 of the TARGET PRODUCT and the final inspection report thereof by ZYGO; and
(10)	One Million Four Hundred Thousand US Dollars (US$1,400,000) within sixty (60) days of CANON's receipt of MFI1.5 of the TARGET PRODUCT which was inspected by ZYGO and CANON at ZYGO's premise before delivery.

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